AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED March 6, 2018
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2018

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)

AMERICAN INDEPENDENCE CARRET CORE PLUS FUND (Ticker Symbols: IIISX, IBFSX)	AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND (Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

AMERICAN INDEPENDENCE
HILLCREST SMALL CAP VALUE FUND

(Ticker Symbols: HLCIX, HLCAX, HLCCX)

At a Special Meeting of the Board of Trustees of the Trust held on February 22, 2018, the Board of Trustees of the Trust (“Board”) unanimously approved, among other things, a proposal that would enable an investment adviser to be controlled by Joseph Demmler, Nathan Eigerman and Kevin Orr (“New Adviser”) to become the new investment adviser of the Trust on behalf of the Funds.

Manifold Fund Advisors LLC (“MFA”) advised the Board on February 22, 2018 that MFA and New Adviser had agreed on terms to complete a transaction that will result in the transfer of the investment advisory business of MFA with and into New Adviser. In making its determination to approve New Adviser as the investment adviser of the Funds, following the completion of a proposed reorganization transaction between New Adviser and MFA, the Board received and evaluated extensive, appropriate and necessary information on which to base its decision. In conjunction with that determination, the Board directed MFA to take all steps necessary to seek approval of a majority of the outstanding voting securities of the Funds with respect to a new Investment Advisory Agreement with New Adviser, which would become effective upon the consummation of the proposed reorganization transaction between MFA and New Adviser. In seeking to rely on the safe harbor provided by Section 15(f) of the Investment Company Act of 1940, as amended, MFA and the New Adviser have agreed that no “unfair burden” will be imposed on the Funds as a result of the New Adviser becoming the investment adviser of the Trust for a period of two (2) years following the execution of an Investment Advisory Agreement by the New Adviser.

If a new Investment Advisory Agreement with New Adviser is approved by a majority of the outstanding voting securities of the Funds and the proposed reorganization of MFA’s investment advisory business with and into New Adviser is consummated, New Adviser will enter into an Investment Advisory Agreement with the Trust and will become its new investment adviser. Up until that time, MFA will continue to serve as investment adviser to the Trust on behalf of each of the Funds.

Shareholders and investors will receive more information from Trust in connection with seeking approval of a majority of the outstanding voting securities of the Funds of a new Investment Advisory Agreement with New Adviser.

Please contact Robert Rokose at rrokose@manifoldpartners.com for further information about these matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE